EXCHANGE AGREEMENT

AGREEMENT made this 5th day of February, 2004 by and between Castle Holding Corp., a Nevada corporation ("Castle") with offices at 45 Church Street, Freeport, NY 11520, whose shares of common stock trade on the "Pink Sheets" (symbol "CHOD") and its wholly owned subsidiary, Sparta Holding Corp., a Nevada corporation ("Sparta" and with Castle, the "Company") with offices at 45 Church Street, Freeport, NY 11520 and Feltsen Partners LLC, a Pennsylvania Limited Liability Corporation ("Feltsen"), whose address is P. O. Box 1686, Westhampton Beach, NY 11978.

W I T N E S S E T H:

For and in consideration of the mutual premises and covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby confirmed and acknowledged, the parties hereto agree as follows:

1. Feltsen hereby conveys, assigns and transfers to Sparta all Feltsen's right, title and interest in and to those properties referred to as mining claims ("Claims") that are under the jurisdiction of the United States Department of the Interior, Bureau of Land Management and known as the Sandvic Property located in Greenlee County, Arizona that are described in Exhibit A and Exhibit B attached hereto and are subject to the terms and conditions of an Option To Lease Or Purchase Agreement With Exploration Rights dated November 26th, 1993 ("Option"), a copy of which is attached hereto as Exhibit C. Feltsen will effect such conveyance by forthwith preparing, executing and duly recording a quit claim deed to Sparta (the Deed") in form reasonably acceptable to counsel to Castle covering the Claims, subject to the terms and conditions of the Option, and by executing, delivering and, where appropriate, filing and recording all further deeds and assignments that are necessary or desirable to effect the conveyance, assignment and transfer of the Claims and of all records, documents and properties appurtenant to the Claims. Without limiting the the rights, powers and privileges Sparta otherwise acquires under this Agreement or the Deed, Feltsen specifically represents, warrants, covenants and agrees that Sparta will have access and freedom to and from the Sandvic Property, conduct any exploration, mining, removal of natural minerals and materials and processing thereof, which Sparta wishes to undertake on the Sandvic Property and any other activities it deems necessary in, on, above and below these Claims, subject to all terms and conditions of the Option and to all rules and regulations of Federal, state and local laws related to these activities.

2. Sparta will cause its stock transfer agent to issue, countersign and appropriately legend (i) one or more (as instructed by Feltsen) stock certificates ("Feltsen Certificates") for a total of 11,000,000 shares ("Feltsen Shares") of the Sparta Common Stock $0.001 par value ("Common") to Feltsen representing approximately 97% of the Common outstanding following the transactions contemplated herein and (ii) one or more (as instructed by Castle) stock certificates ("Castle Certificates" and with the Feltsen Certificates the "Certificates") upon exchange for any and all stock certificates for Common currently held by Castle (plus, to the extent necessary or desirable) new issue shares of Common, for a total of 340,000 shares of Common representing approximately 3% of the shares of Common outstanding following the transactions contemplated herein. Of the Castle Common, 336,695 shares will be distributed (at the expense of Sparta) to the shareholders of record of Castle common stock on the date of this Agreement as promptly as practicable in view of applicable state corporate and of federal and state securities laws at a ratio of one share of Common for each 100 shares of Castle common stock. The Certificates will be legended to reflect that they may not be transferred except in accordance with applicable federal and state securities laws or appropriate exemptions therefrom and the recipients thereof will, and will cause any proper assigns thereof (so long as such restrictions on transfer thereof continue) to, agree that they are taking the Common that they are receiving for investment purposes only and not with a view toward resale except in accordance with applicable federal and state securities laws or exemption therefrom.

3. Feltsen represents, warrants, covenants and agrees that:

         (a) It is a limited liability company duly organized and in good standing in Pennsylvania and is duly qualified to do business and is in good standing in those states where necessary in order to carry out the purpose of this Agreement;

         (b) It has the capacity to enter into and perform this Agreement and all transactions contemplated herein, and all corporate and other actions required to authorize it to enter into and perform this Agreement have been properly taken;

         (c) It will not breach any other agreement or arrangement by entering into or performing this Agreement;

         (d) This Agreement has been duly executed and delivered by it and is valid and binding upon it in accordance with its terms;

         (e) It has the sole and rightful possession of the Claims, subject to the Option and to all applicable rules and regulations of Federal, state and local laws: and

         (f) No consent or approval of any third party or government agency is required for the execution, delivery or performance of this Agreement or the transfer of any interest in the Claims or any other properties or assets to be conveyed, assigned or transferred by it hereunder, provided, however, that the foregoing shall not apply to any required governmental approvals of operational matters such as plans of operations to be approved by the Department of the Interior, Bureau of Land Management or any other governmental agencies, or any requirements of the Option.


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4. Sparta represents, warrants, covenants and agrees that:

         (a) It is a corporation duly incorporated and in good standing in Nevada and that it is duly qualified to do business and is in good standing in those states where necessary in order to carry out the purpose of this Agreement;

         (b) It has the capacity to enter into and perform this Agreement and all transactions contemplated herein, and all corporate and other actions required to authorize it to enter into and perform this Agreement have been properly taken;

         (c) It will not breach any other agreement or arrangement by entering into or performing this Agreement;

         (d) This Agreement has been duly executed and delivered by it and is valid and binding upon it in accordance with its terms; and

         (e) No consent or approval of any third party or government agency is required for the execution, delivery or performance by it of this Agreement or the issuance of the Certificates.

5. Castle represents, warrants, covenants and agrees that:

         (a) It and Sparta are corporations duly incorporated and in good standing in Nevada and each of them it is dulyqualified to do business and is in good standing in those states where necessary in order to carry out the purpose of this Agreement;

         (b) It and Sparta each has the capacity to enter into and perform this Agreement, and all transactions contemplated herein and all corporate and other actions required to authorize each of them to enter into and perform this Agreement have been properly taken;

         (c) It and Sparta will not breach any other agreement or arrangement by entering into or performing this Agreement;

         (d) This Agreement has been duly executed and delivered by it and Sparta and is valid and binding upon each of them in accordance with its terms; and

         (e) No consent or approval of any third party or government agency is required for the execution, delivery or performance by it of this Agreement or the issuance by Sparta of the Certificates.

6. The parties will take such other and further action, and will deliver duly executed documents and certificates, as may be necessary or appropriate to effectuate the terms and intent of this Agreement.

The terms and conditions of this Agreement shall be governed by the laws applicable to contracts executed by residents of the State of New York, and fully to be performed, in that state.

The terms and conditions contained herein shall be binding upon all successors and assigns of the respective parties hereto and all further successors, assigns, heirs and personal representatives of any person with an interest hereunder.

IN WITNESS WHEREOF the parties hereto have executed this Agreement effective the day and year first above written.

Castle Holding Corp.


By:
----------------------
                Title

Sparta Holding Corp.


By:
----------------------
                Title

Feltsen Partners LLC


By:
-----------------------
Fred Schmid, Managing Director

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